UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2004

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5 - Other Events and Regulation FD Disclosure and Item 12 - Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 5 and Item 12.

On July 23, 2004, Peoples Energy Corporation issued a press release announcing financial results for the third quarter of fiscal year 2004. The company also updated its earnings guidance for fiscal year 2004 and provided an earnings forecast for fiscal year 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

July 23, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number	Description

99	Press release issued July 23, 2004.